UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ARMATA PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000004ENDORSEMENT_LINE SACKPACK 000000000.000000 ext000000000.000000 ext000000000.000000 ext 000000000.000000 ext000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by June 6, 2021 at 11:59 p.m., local time.OnlineGo to www.envisionreports.com/ARMP or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ARMP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q1.To elect seven nominees for director to serve one-year terms expiring at the 2022 Annual Meeting of Shareholder upon their successors being duly elected and qualified;ForWithholdForWithholdForWithhold 01- Odysseas Kostas 04 - Joseph Patti 02- Sarah Schlesinger 05 - Todd Peterson 03- Todd Patrick 06 - Robin Kramer 07 - Jules Haimovitz 2.To approve, on an advisory, non-binding basis, the compensation of our named executive officers; ForAgainst Abstain 3.To ratify the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and ForAgainst Abstain 4.To conduct any other business properly brought before the meeting or any adjournment or postponement thereofPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. C 1234567890J N T1 U P X5 0 2 4 8 6

2021 Annual Meeting ofArmata Pharmaceuticals, Inc. Shareholders June 7, 2021, 8:30 A.M. local timeArmata Pharmaceuticals, Inc.4503 Glencoe Avenue, Marina del Rey, California 90292q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qNotice of 2021 Annual Meeting of ShareholdersArmata Pharmaceuticals, Inc. 4503 Glencoe AvenueMarina del Rey, California 90292Proxy Solicited by Board of Directors for 2021 Annual Meeting – June 7, 2021Todd R. Patrick and Steve R. Martin, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of common stock of Armata Pharmaceuticals, Inc. that the undersigned held of record as of the close of business on April 9, 2021, with all the powers which the undersigned would possess if personally present, at the 2021 Annual Meeting of Shareholders of Armata Pharmaceuticals, Inc. to be held on June 7, 2021 or at any postponement or adjournment thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope. If you vote by the internet or telephone, please DO NOT mail back this proxy card. If you wish to attend the annual meeting in person, please be prepared to present photo identification for admittance.(Items to be voted appear on reverse side.)Change of Address — Please print new address below.Comments — Please print your comments below.Meeting AttendanceMark box to the right if you plan to attend the Annual Meeting.